Exhibit 10.1
0106-36-028285
Amendment

to the Committed Revolving Credit Facility in the amount of USD 50.000.000,-, between Norðurál Grundartangi ehf., reg. no: 570297-2609, as the Borrower and Landsbankinn hf., reg. no. 471008-0280, as the Bank, dated November 27th 2013 as amended from time to time (hereinafter referred to as the “Agreement”).

The Borrower and the Bank have agreed to make the following amendments to the Agreement:

1)Facility Amount

Definition of “Facility Amount” in Clause 1.1 of the Agreement shall hereafter be as follows:

““Facility Amount”

means USD 80.000.000 (eighty million US dollars).”

2)Margin

Definition of “Margin” in Clause 1.1 of the Agreement shall hereafter be as follows:

““Margin”

means 3,05% (three point zero five per cent) per annum.”

3)Restriction of drawing

Clause 2.2. of the Agreement shall be deleted and replaced with the following clause:

“The aggregate Facility Amount may not at any time exceed 70% of the aggregate amount of the Borrower’s inventory and receivables as set forth on the most recent report provided by the Borrower to the Bank pursuant to Clause 4.2. (c).”

4)Other Provisions

The Borrower shall pay to the Bank an arrangement fee of USD 30.000. Furthermore, the Borrower shall pay to the bank a documentation fee of ISK 50.000.

The Borrower accepts by signing this amendment that the arrangement fee will be charged of the Borrower’s bank account no. 0186-38-100220 and the documentation fee will be charged of the Borrower’s bank account no. 0186-26-20.

Otherwise as not specifically stated in this amendment, the Agreement shall be unaffected and continue to be fully enforceable by the Bank. In addition, all security of any kind originally granted in favor of the Bank to secure liability of the Borrower arising under the Agreement (whether or not assigned to the Bank) shall remain fully effective and such security shall secure all monies owed (now and in the future) by the Borrower to the Bank both under the Agreement as varied by the amendment and under any other document howsoever arising.

[Signature page follows]

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The parties hereto have caused this amendment to be duly executed in Reykjavík on ____________________ 2022.

In confirmation of the above, this document is attested with a hand-written signature and witnessed or signed with a valid electronic signature in accordance with Act No. 55/2019, on Electronic Identification and Trust Services for Electronic Commerce.

On behalf of the Borrower                    On behalf of the Bank

_________________________________            _________________________________

_________________________________            _________________________________

Witnesses to the correct date and signature:

_________________________________            _________________________________
Name             Id. No.                Name            Id. No.

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Undirritunarsíða

F.h. lántaka
Kristinn Bjarnason

Undirritað af:
Kristinn Bjarnason
0508703839
Dags: 04.02.2022
Tími: 12:11:37
Astæða:
Viðskiptasamningur
(viðauki)
Signet ID: d1187f41-
0611-4b76-8dcd-

F.h. Landsbankans hf.

Undirritað af:
Olafur Magnús
Magnússon
0105693899
Dags: 04.02.2022
Tími: 11:18:47
Astæða:
Viðskiptasamningur
(viðauki)
Signet ID: d1187f41-

F.h. Landsbankans hf.

Undirritað af:
Davíð Björnsson
2006587799
Dags: 04.02.2022
Tími: 11:55:40
Astæða:
Viðskiptasamningur
(viðauki)
Signet ID: d1187f41-
0611-4b76-8dcd-

F.h. Landsbankans hf.

Undirritað af:
Haukur Omarsson
1510715979
Dags: 04.02.2022
Tími: 11:57:08
Astæða:
Viðskiptasamningur
(viðauki)
Signet ID: d1187f41-
0611-4b76-8dcd-

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